SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2017 root9B Holdings, Inc.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50502 (Commission File No.)	20-0443575 (IRS Employee Identification No.)

102 N. Cascade Avenue, Suite 220
Colorado Springs, CO 80919
(Address of Principal Executive Offices)

(602) 889-1137
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Introduction to and Overview of Form 8-K

root9B Holdings, Inc., a Delaware corporation (the “Company”) continues to face challenges meeting its operational working capital requirements. For further information regarding the Company’s liquidity, reference is made to “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” and “Note 1: Basis of Presentation and General Information – Going Concern and Liquidity” to the Company’s financial statements contained in the quarterly report on Form 10-Q for the period ended March 31, 2017.

On July 10, 2017, and July 19, 2017, the Company received loans from its President for $500,000 and $300,000, respectively, that allowed the Company to meet certain working capital requirements. As discussed below, on June 20, 2017, the Company received a deposit of $500,000 from a potential purchaser of certain non-core Company assets, which was later converted to a loan. By August 7, 2017, the Company received additional loans totaling $500,000 from a group of lenders that again allowed the Company to meet its working capital requirements. This recent group of lenders included the Company’s non-executive chairman of the board, a director-elect of the Company, and its President. These loans totaling $1,811,000 combined with the existing secured convertible promisorry notes totaling $8.771,000 equal the total secured debt of the Company or $10,571,000. These loans are secured by substantially all the assets of the Company and contain certain financial covenants. The Company continues to actively pursue various additional sources of capital including in connection with the previously announced relationship with the Chertoff Group, as well as potential covenant waivers with the lenders. If the Company is unsuccessful in its capital raising efforts or does not obtain covenant waivers, we do not expect that we will be able to comply with these financial covenants, as early as mid-August 2017. In the event of a default, secured lenders may, among other things, demand immediate repayment of their loans and commence foreclosure proceedings to seize all or substantially all of the Company’s assets. As previously reported in the annual report on Form 10-K and the quarterly report on Form 10-Q for the first quarter, the Company has been operating with a going concern designation. Any of the actions outlined above could further erode the ability to continue as a going concern and dramatically impact the value of the Company’s securities.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements that reflect management’s current views with respect to certain future events and the Company’s prospects, operations, performance and financial condition. Such forward-looking statements speak only as of the date of this Report and the Company will not be required to amend or update such statements at any time in the future. Forward-looking statements include, but are not limited to: the Company’s ability to obtain further or additional waivers of events of default from its lenders; the Company’s future operating and financial results and ability to remain in compliance with its debt covenants; the availability of strategic investors or buyers for the remaining assets of the Company’s discontinued operations; and the results of any potential restructuring activities. For all forward-looking statements, the Company claims the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond the Company’s control and some of which might not even be anticipated. Future events and actual results could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, successful execution of the Company’s business plan, adequacy of capital resources, and the Company’s ability to comply with, or obtain waivers with respect to non-compliance with, the terms of its indebtedness. The risks included are not exhaustive; for a more detailed description of these uncertainties and other factors, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Commission on April 17, 2017.

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2017, the Company issued secured convertible promissory notes (the “New Notes”) to certain lenders (the “Lenders”), with an aggregate principal amount of $1,000,000, along with warrants to purchase shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing fifty percent (50%) warrant coverage (the “Warrants”). The Lenders include the Company’s current Non-Executive Chairman of the Board of Directors, Joseph J. Grano, Jr., a director-elect, Mr. Dieter Gable, and its President, Mr. Dan Wachtler. The principal amounts of the New Notes represent (i) the conversion of a deposit of $500,000 the Company received from Mr. Gable as a potential buyer for its remaining non-Cyber Security assets and (ii) $500,000 of additional funds provided by the Lenders. The New Notes rank pari passu with the secured convertible promissory notes (as amended, the “Prior Notes” and, together with the New Notes and the Management Notes (defined below), the “Notes”) issued pursuant to the Securities Purchase Agreement (the “Secured SPA”), dated as of September 9, 2016, by and among the Company and the purchasers identified therein, subject to receipt of approval from the holders of the Prior Notes.

The New Notes mature on September 9, 2019 (the “Maturity Date”). The New Notes accrue interest at the rate of 10% per annum, payable on each March 31, June 30, September 30 and December 31, commencing September 30, 2017 until the earlier of (i) the entire principal amount being converted or (ii) the Maturity Date. The interest payments shall be made in either cash or, at the Lender’s option, in shares of Common Stock (the “Interest Payment Shares”) at a per share price equal to 85% of the average daily volume weighted average price of the Common Stock during the five consecutive trading day period immediately prior to the interest payment date, but in no event less than $10.00 per share. Following December 31, 2017, at the election of the Lender, all principal and interest due and owing under the New Notes is convertible into shares of Common Stock at a conversion price equal to $10.00 (the “Conversion Shares” and, together with the Warrant Shares and the Interest Payment Shares, the “Shares”). The conversion price is subject to adjustment for stock splits, stock dividends, combinations, or similar events.

The Company may prepay any portion of the outstanding principal amount of the New Notes and any accrued and unpaid interest, with the prior written consent of the Lender, by paying to the Lender an amount (the “Prepayment Amount”) equal to (i) if the prepayment date is prior to the first anniversary of the date of issuance (the “Anniversary Date”), (1) the unpaid principal to be repaid plus (2) any accrued but unpaid interest plus (3) an amount equal to the interest which has not accrued as of the prepayment date but would accrue on the principal to be repaid during the period beginning on the prepayment date and ending on the Anniversary Date of the then-outstanding principal amount of the New Notes or (ii) if the prepayment date is after the Anniversary Date, (1) the unpaid principal to be repaid plus (2) any accrued but unpaid interest plus (3) an amount equal to one-half of the interest which has not accrued as of the prepayment date but would accrue on the principal to be repaid during the period beginning on the prepayment date and ending on the Maturity Date. The New Notes contain certain financial covenants (described below in Item 2.04 of this Current Report). The Company will be required to provide monthly certifications regarding its Working Capital and Cash on Hand (each as defined in the New Notes) beginning on August 11, 2017.

The Warrants have a term of five years, an exercise price of $10.00 per share and may be exercised at any time following the date which is six months after the date of issuance. The number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment for certain stock dividends or stock splits, or any reclassification of the outstanding securities of, or reorganization of, the Company.

Pursuant to the terms of both the New Notes and the Warrants, a Lender may not be issued Shares if, after giving effect to the conversion or exercise of the Shares, as applicable, such lender would beneficially own in excess of 9.99% of the outstanding shares of Common Stock. In addition, in the event the Company consummates a consolidation or merger with or into another entity or other reorganization event in which the Common Stock is converted or exchanged for securities, cash or other property, or the Company sells, assigns, transfers, conveys or otherwise disposes of all or substantially all of its assets or the Company or another entity acquires 50% or more of the outstanding Common Stock, then following such event, (i) at the Lender’s election within 30 days of consummation of the transaction, the Lender will be entitled to receive the Prepayment Amount, and (ii) the Lender will be entitled to receive upon exercise of its Warrant the same kind and amount of securities, cash or property which would have been received had such Lender exercised its Warrant immediately prior to such transaction. Any successor to the Company or surviving entity shall assume the Company’s obligations under the New Notes and the Warrants.

The Company agreed to conform the terms of the secured promissory notes approved to be issued to its President in an aggregate principal amount of $800,000, as disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2017 and July 19, 2017 (the “Management Notes”), to the terms of the New Notes. Holders of the New Notes and Management Notes became a party to the Security Agreement, dated September 9, 2016, by and among the Company and the investors listed therein (the “Security Agreement”). The material terms of the Security Agreement are described in the Company’s Current Report on Form 8-K filed with the Commission on September 12, 2016.

The New Notes were issued and sold pursuant to exemptions from the registration requirements of the Securities Act, including Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder, as well as comparable exemptions under applicable state securities laws, as transactions by an issuer not involving a public offering.

The description of the Prior Notes (as amended and restated), Secured SPA, Security Agreement, New Notes, and Warrants are qualified in their entirety by reference to the full text of the form of Secured SPA, Prior Note (as amended and restated), Security Agreement, form of New Note, and form of Warrant, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Company is obligated, pursuant to Section 15 of the Notes, Management Notes and New Notes (collectively, the “Secured Holders”) with a certificate regarding the Company’s compliance with the covenants described below (the “Secured Covenants”) no later than (i) August 15, 2017, with respect to the Prior Notes and (ii) August 11, 2017, with respect to the New Notes. In the event that the Company is not able to demonstrate it complies with the Secured Covenants, or if the Company fails to provide the required certificates regarding the Company’s compliance with the Secured Covenants, the Secured Holders may deem the Company in default of the Notes (a “Secured Default”). Unless the Company is able to raise a significant capital investment or obtain covenant waivers prior to August 11, 2017, the Company does not anticipate that it will be in compliance with the Secured Covenants.

The Secured Covenants require the Company, on a monthly basis to (i) maintain a positive Working Capital (as defined in the Notes) and (ii) have sufficient cash on hand equal to or greater than the largest salary payroll (including payroll taxes) paid during the preceding 90 days, subject to certain adjustments as defined in the Notes.

In the event of a Secured Default, the Secured Holders may, among other remedies, declare the entire then-outstanding and unpaid principal amount of the Notes, together with any accrued but unpaid interest thereon (the “Secured Outstanding Amount”), immediately due and payable. As of August 10, 2017, the aggregate Secured Outstanding Amount was $10,675,805.

A Secured Default will also cause the Company to be in default of the Security Agreement pursuant to a cross-default provision, and may cause the Company to be in default of other provisions. In the event of the Company’s default under the Security Agreement, the Secured Holders may take any action permitted under the Uniform Commercial Code of the State of New York (the “UCC”), including, among other things, begin foreclosure proceedings to take possession of all or substantially all of the Company’s assets.

The Company continues to pursue a variety of strategic initiatives to address its liquidity needs, including the sale of assets, financing activities, raising capital and restructuring alternatives, including bankruptcy. There can be no assurance that the Company will successfully be able to resolve its current liquidity situation, and such failure could further erode the ability to continue as a going concern and dramatically impact the value of the Company’s securities

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2017, Seymour Siegel resigned from the Company’s Board of Directors and all committees thereof effective immediately. Mr. Siegel’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information set forth in the Exhibit Index immediately following the signature page to this Current Report on Form 8-K is incorporated by reference into this Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2017
ROOT9B HOLDINGS, INC. By: /s/ William Hoke Name: William Hoke Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Securities Purchase Agreement, dated September 9, 2016, by and among the Registrant and the Secured Parties (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Registrant filed with the Commission on September 12, 2016).

10.1.1
First Amendment to Securities Purchase Agreement, effective December 22, 2016 (incorporated by reference to Exhibit 10.27 to the Amendment No. 1 to the Annual Report on Form 10-K/A of the Company filed with the Commission on May 1, 2017).

10.1.2
Second Amendment to Securities Purchase Agreement, effective January 24, 2017 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of the Company filed with the Commission on January 26, 2016).

10.1.3
Third Amendment to Securities Purchase Agreement, effective March 24, 2017 (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company filed with the Commission on July 7, 2017).

10.2*	Amended and Restated Form of Secured Convertible Promissory Note.
10.3
Form of Security Agreement, dated September 9, 2016, by and among the Registrant and the Secured Parties (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of the Registrant filed with the Commission on September 12, 2016).

10.4*	Form of 2017 Secured Convertible Promissory Note.
10.5*	Form of 2017 August Warrant.

*           Filed herewith.